                                   FORM 8-K/A
                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


         Date of Report (Date of earliest event reported): July 1, 2003
                                                           ------------



                          RELIANCE STEEL & ALUMINUM CO.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




           California                    001-13122               95-1142616
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


                       350 South Grand Avenue, Suite 5100
                          Los Angeles, California 90071
              -----------------------------------------------------
                    (Address of principal executive offices)



                                 (213) 687-7700
               ---------------------------------------------------
                               (Telephone number)



                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      Effective July 1, 2003, the Registrant, through its wholly-owned subsidiary RSAC Management Corp., a California corporation ("RSAC"), acquired all of the outstanding securities of Precision Strip, Inc., an Ohio corporation ("Precision"), and its related entity, Precision Strip Transport, Inc., an Ohio corporation ("Transport"), including both voting and non-voting common stock. Prior to the closing, certain other entities, specifically Precision Strip Leasing, Inc., an Ohio corporation; Precision Strip Kenton, Inc., an Ohio corporation; Precision Strip Kenton, Ltd., an Ohio limited partnership; PSI Limited partnership, an Ohio limited partnership; and the assets and liabilities of John R. Eiting d/b/a J.E. Rentals, were combined with Precision either by merger or by transfers of assets and assumptions of liabilities. After the closing, all of the securities of Transport were contributed to Precision. Transport will be operated as a wholly-owned subsidiary of Precision, and Precision will be operated as a wholly-owned subsidiary of RSAC. (The combined entities are hereafter referred to as "Precision Strip".) RSAC paid an aggregate purchase price of $220 million in cash to John R. Eiting, Marie Eiting, Patricia Eiting Chapa, Caroline M. Eiting, and Katherine A. Eiting, the shareholders of Precision Strip (collectively, "Sellers"), except that a portion of the purchase price will be retained in escrow for a certain period of time. RSAC also repaid approximately $26 million of debt of Precision Strip.

      Precision Strip operates a toll metals processing company headquartered in Minster, Ohio and with additional facilities in Kenton, Middletown, and Tipp City, Ohio; Anderson and Rockport, Indiana; Bowling Green, Kentucky; and Talladega, Alabama. Precision Strip had revenues of approximately $121.8 million for the fiscal year ended December 31, 2002. Precision Strip will continue to engage in the toll metals processing business at the same locations as prior to the acquisition.

      Prior to the closing, the Sellers and the officers and directors of Precision Strip were not affiliated with or related to the Registrant in any way. The purchase price was determined by negotiations between Registrant and RSAC, on the one hand, and the Sellers, on the other. To fund the purchase price and the repayment of debt, the Registrant and RSAC used proceeds from a private offering of senior secured notes and drew the balance from their syndicated bank revolving line of credit with nine banks, for which Bank of America N.A. is the lead lender. (See Item 5 below.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On July 1, 2003, concurrently with the acquisition described in Item 2 above, the Registrant issued $135 million in senior secured notes to six insurance companies. The senior secured notes were issued in two series; Series L in the aggregate amount of $60 million will mature in 2011 and bear interest at the rate of 4.87% per annum and Series M in the aggregate amount of $75 million will mature in 2013 and bear interest at the rate of 5.35% per annum. Banc of America Securities acted as the placement agent. All of the Registrant's material corporate subsidiaries guaranteed the Registrant's obligations under the separate and several Note Purchase Agreements and the senior secured notes.

      Also concurrently with the acquisition, the Registrant and RSAC amended the Credit Agreement dated as of October 24, 2001 to provide, among other things, for the borrowers and all their guarantors to grant a security interest in certain personal property to the Lenders named therein. This amendment required a similar amendment to all outstanding Note Purchase Agreements from the Registrant's prior issuances of senior notes. The Registrant and all of its material subsidiaries entered into a Security Agreement and pledged certain personal property as security for the Registrant's debt under the senior notes, as well as the Credit Agreement. The Lenders under the Credit Agreement and the Purchasers under the separate and several Note Purchase Agreements entered into a Collateral Agency and Intercreditor Agreement, pursuant to which Bank of America N.A. will act as the Collateral Agent. The Registrant is not a party to the Collateral Agency and Intercreditor Agreement. The personal property pledged as collateral includes, but is not limited to, the outstanding securities of each of the Registrant's material corporate subsidiaries, all of which is owned directly either by the Registrant or by RSAC. (American Steel L.L.C. (a 50.5% owned subsidiary of the Registrant) is not a guarantor under these agreements.) The security interest will terminate when the Registrant meets certain conditions, including a required leverage ratio.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            (1) Precision Strip's audited combined balance sheets at December 31, 2002 and 2001 and audited combined statements of income, cash flows and shareholders' equity for the years ended December 31, 2002 and 2001 and notes thereto and Report of Independent Auditors attached as Exhibit 99.1.

            (2) Precision Strip's audited combined balance sheets at June 30, 2003 and December 31, 2002 and audited combined statements of income, cash flows and shareholders' equity for the six months ended June 30, 2003 and year ended December 31, 2002 and notes thereto and Report of Independent Auditors attached as Exhibit 99.2.

      (b)   Pro Forma Financial Information.

            The following unaudited pro forma combined financial statements and related notes have been prepared to illustrate the effect of the acquisition of Precision Strip on the Registrant's financial statements. The unaudited pro forma combined balance sheet assumes that the acquisition was completed as of June 30, 2003 and the unaudited pro forma combined statements of income as of June 30, 2003 and December 31, 2002 assume that the acquisition was completed at the beginning of each respective period. The pro forma information is based upon the historical consolidated financial statements of the Registrant and the historical combined financial statements of Precision Strip, giving effect to the acquisition under the purchase method of accounting and the assumptions, estimates and adjustments described in the notes to the unaudited pro forma combined financial statements. The assumptions, estimates and adjustments are preliminary and have been made solely for the purposes of developing such pro forma information.

            The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations of the Registrant that would have been reported had the acquisition occurred on the date indicated, nor do they represent a forecast of the consolidated financial position of the Registrant at any future date or the consolidated results of operations of the Registrant for any future period. Furthermore, no effect has been given in the unaudited pro forma combined statements of income for operating benefits that may be realized through the combination of the entities. Amounts allocated to the assets and liabilities of Precision Strip are based on their estimated fair market values as of the acquisition closing date. The purchase price allocation for this acquisition has not been finalized, pending completion of valuations of real and personal property and intangibles. The unaudited pro forma combined financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements, including the notes thereto, and management's discussion and analysis of financial condition and results of operations of the Registrant included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002 and in the Registrant's Form 10-Q for the three and six months ended March 31, 2003 and June 30, 2003, respectively, all filed with the Securities and Exchange Commission, and the historical financial statements, including the notes thereto, of Precision Strip, included herein as Exhibits 99.1 and 99.2. In addition, consideration should be given to those risk factors discussed in the Registrant's Annual Report on Form 10-K which could affect the Registrant's results and over which the Registrant has no control.

                          RELIANCE STEEL & ALUMINUM CO.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               AS OF JUNE 30, 2003
                                 (In thousands)

                                                      RELIANCE STEEL &     PRECISION        PRO FORMA            PRO FORMA
                                                        ALUMINUM CO.      STRIP, INC.      ADJUSTMENTS           COMBINED
                                                        -----------        ---------        ---------           -----------
ASSETS
Cash and cash equivalents                               $    19,063        $      42        $      --           $    19,105
Accounts receivable, net                                    207,650           19,961               --               227,611
Inventories                                                 291,679              690               --               292,369
Prepaids and other current assets                            11,124              103               --                11,227
Deferred income taxes                                        14,789               --               --                14,789
                                                        -----------        ---------        ---------           -----------
    Total current assets                                    544,305           20,796               --               565,101

Property, plant and equipment
    Land                                                     52,016            3,503            8,619 (1)            64,138
    Buildings                                               180,769           64,183              745 (1)           245,697
    Machinery & equipment                                   242,447          139,717          (29,399)(1)           352,765
    Accumulated depreciation                               (177,531)         (62,672)          62,672 (1)          (177,531)
                                                        -----------        ---------        ---------           -----------
                                                            297,701          144,731           42,637               485,069

Goodwill                                                    284,304               --           28,335 (2)           312,639
Other assets                                                 14,422            2,056           16,300 (2)            32,778
                                                        -----------        ---------        ---------           -----------
       Total assets                                     $ 1,140,732        $ 167,583        $  87,272           $ 1,395,587
                                                        ===========        =========        =========           ===========

LIABILITIES & SHAREHOLDERS' EQUITY
Accounts payable                                        $   113,392        $   2,252        $      --           $   115,644
Accrued expenses                                             41,955              911               --                42,866
Wages and related accruals                                   15,605            4,091               --                19,696
Deferred income taxes                                         4,034               --               --                 4,034
Current maturities of long-term debt                         22,325              396             (396)(3)            22,325
                                                        -----------        ---------        ---------           -----------
    Total current liabilities                               197,311            7,650             (396)              204,565

Long-term debt                                              283,175           25,197          220,424 (3)           528,796
Other long-term liabilities                                      --            1,980               --                 1,980
Deferred income taxes                                        31,190               --               --                31,190
Minority interest                                             9,893               --               --                 9,893

Common stock                                                294,721            3,455           (3,455)(4)           294,721
Retained earnings                                           325,348          129,301         (129,301)(4)           325,348
Accumulated other comprehensive loss                           (906)              --               --                  (906)
                                                        -----------        ---------        ---------           -----------
    Total shareholders' equity                              619,163          132,756         (132,756)              619,163
                                                        -----------        ---------        ---------           -----------
       Total liabilities and shareholders' equity       $ 1,140,732        $ 167,583        $  87,272           $ 1,395,587
                                                        ===========        =========        =========           ===========

  See accompanying notes to unaudited pro forma combined financial statements.

                          RELIANCE STEEL & ALUMINUM CO.
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                (In thousands except share and per share amounts)

                                             RELIANCE STEEL &     PRECISION       PRO FORMA           PRO FORMA
                                               ALUMINUM CO.      STRIP, INC.     ADJUSTMENTS           COMBINED
                                               ------------        --------        -------           ------------
Net sales                                      $    907,152        $ 63,189        $    --           $    970,341
Cost of sales                                       668,377          38,504          1,304 (5)            708,185
                                               ------------        --------        -------           ------------
Gross profit                                        238,775          24,685         (1,304)               262,156

Operating expenses:
    Warehouse, delivery, SG&A                       195,030           7,501             --                202,531
    Depreciation                                     14,419              --             --                 14,419
                                               ------------        --------        -------           ------------
Income from operations                               29,326          17,184         (1,304)                45,206

Other income (expense):
    Interest expense                                (11,117)           (247)        (4,833)(6)            (16,197)
    Amortization expense                               (617)           (192)          (842)(7)             (1,651)
    Other income, net                                 1,704             (18)            --                  1,686
                                               ------------        --------        -------           ------------
Income before minority interest and
    income taxes                                     19,296          16,727         (6,979)                29,044

Minority interest                                       433              --             --                    433
                                               ------------        --------        -------           ------------
Income before provision for income taxes             19,729          16,727         (6,979)                29,477
Provision for income taxes                            7,758             170          3,661 (8)             11,589
                                               ------------        --------        -------           ------------

Net income                                     $     11,971        $ 16,557        $(3,318)          $     17,888
                                               ============        ========        =======           ============

Earnings per share - diluted                   $       0.38                                          $       0.56 (9)
                                               ============                                          ============
Weighted average shares o/s - diluted            31,767,381                                            31,767,381 (9)
                                               ============                                          ============
Earnings per share - basic                     $       0.38                                          $       0.56 (9)
                                               ============                                          ============
Weighted average shares o/s - basic              31,766,497                                            31,766,497 (9)
                                               ============                                          ============

  See accompanying notes to unaudited pro forma combined financial statements.

                          RELIANCE STEEL & ALUMINUM CO.
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                (In thousands except share and per share amounts)

                                             RELIANCE STEEL &      PRECISION       PRO FORMA            PRO FORMA
                                               ALUMINUM CO.       STRIP, INC.     ADJUSTMENTS            COMBINED
                                               ------------        ---------        --------           ------------
Net sales                                      $  1,745,005        $ 121,801        $     --           $  1,866,806
Cost of sales                                     1,268,251           72,518           2,607 (5)          1,343,376
                                               ------------        ---------        --------           ------------
Gross profit                                        476,754           49,283          (2,607)               523,430

Operating expenses:
    Warehouse, delivery, SG&A                       379,288           13,915              --                393,203
    Depreciation                                     27,191               --              --                 27,191
                                               ------------        ---------        --------           ------------
Income from operations                               70,275           35,368          (2,607)               103,036

Other income (expense):
    Interest expense                                (22,605)            (786)         (9,692)(6)            (33,083)
    Amortization expense                             (1,355)            (383)         (1,685)(7)             (3,423)
    Other income, net                                 3,266             (653)             --                  2,613
                                               ------------        ---------        --------           ------------
Income before equity earnings, minority
    interest and income taxes                        49,581           33,546         (13,984)                69,143

Equity in earnings of 50%-owned company                 263               --              --                    263
Minority interest                                      (124)              --              --                   (124)
                                               ------------        ---------        --------           ------------
Income before provision for income taxes             49,720           33,546         (13,984)                69,282
Provision for income taxes                           19,553              217           7,471 (8)             27,241
                                               ------------        ---------        --------           ------------

Net income                                     $     30,167        $  33,329        $ (6,513)          $     42,041
                                               ============        =========        ========           ============

Earnings per share - diluted                   $       0.95                                            $       1.32 (9)
                                               ============                                            ============
Weighted average shares o/s - diluted            31,798,801                                              31,798,801 (9)
                                               ============                                            ============
Earnings per share - basic                     $       0.95                                            $       1.33 (9)
                                               ============                                            ============
Weighted average shares o/s - basic              31,687,161                                              31,687,161 (9)
                                               ============                                            ============

  See accompanying notes to unaudited pro forma combined financial statements.

                          RELIANCE STEEL & ALUMINUM CO.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) To record the estimated fair values of real and personal property based upon preliminary third-party valuations.

(2) To record the estimated fair values of identifiable intangible assets relating to certain customer contracts and goodwill arising from the acquisition based upon preliminary third-party valuations.

(3) The purchase price of $220 million was funded in part through the issuance of $135 million in long-term senior secured notes. The balance of the purchase price was funded through borrowings under the Registrant's Credit Agreement dated October 24, 2001. In connection with the acquisition, the Registrant also repaid approximately $26 million of debt of Precision Strip through borrowings under the Credit Agreement.

(4) To eliminate the equity of the business acquired as of the date of acquisition.

(5) To adjust for the pro forma effect on depreciation expense of property, plant and equipment based on their estimated fair market value. Consistent with Precision Strip's historical presentation, depreciation is included as part of cost of sales.


(6) To reflect the pro forma effect on interest expense of the financing obtained for the acquisition. The following was used for purposes of determining the pro forma effect on interest expense: 1) a rate of 4.87% for the $60 million private placement notes which mature in 2011; 2) a rate of 5.35% for the $75 million private placement notes which will mature in 2013; and 3) the weighted average interest rate of 2.90% and 3.18% at June 30, 2003 and December 31, 2002, respectively for the balance of the purchase price which was funded through borrowings under the Company's revolving line of credit under its Credit Agreement dated October 24, 2001.

(7) To reflect the pro forma amortization of identifiable intangible assets related to certain customer contracts over the life of the contracts, ranging from 2.5 to 6.5 years.

(8) To reflect the pro forma effect on consolidated income tax expense, we used the Registrant's effective income tax rate of 39.3%, because Precision Strip was historically taxed as an S-Corp.

(9) The pro forma combined earnings per share information is based on the weighted average number of common and common equivalent shares of the Registrant, as appropriate.

(c)   Exhibits.

      2.1* Acquisition Agreement dated as of June 10, 2003 by and among the Registrant, RSAC Management Corp., Precision Strip, Inc., Precision Strip Transport, Inc., Precision Strip Kenton, Inc., Precision Strip Leasing, Inc., Precision Strip Kenton, Ltd., PSI Limited Partnership, John R. Eiting, individually and d/b/a J. E. Rentals, Marie Eiting, Patricia Eiting Chapa, Caroline M. Eiting and Katherine A. Eiting.

      2.2* Form of Note Purchase Agreement dated as of July 1, 2003 by and between the Registrant and each of the Purchasers listed on the Schedule attached thereto.

      10.1* Third Amendment to Credit Agreement dated as of July 1, 2003 by and among the Registrant, RSAC Management Corp., Bank of America, N.A. and the Lenders listed therein.

      10.2* Amendment No. 2 to Note Purchase Agreements dated November 1, 1996 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

      10.3* Amendment No. 1 to Note Purchase Agreements dated September 15, 1997 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

      10.4* Amendment No. 1 to Note Purchase Agreements dated October 15, 1998 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

      10.5* Security Agreement dated as of July 1, 2003 by and among the Registrant, its material corporate subsidiaries, as listed on the signature page, Bank of America N.A. and the Lenders under the Credit Agreement and the Purchasers under the separate and several Note Purchase Agreements, all as listed on the signature pages attached thereto.

      20.1*       Press release dated July 2, 2003

      99.1 Precision Strip's audited combined balance sheets at December 31, 2002 and 2001 and audited combined statements of income, cash flows and shareholders' equity for the years ended December 31, 2002 and 2001 and notes thereto and Report of Independent Auditors.

      99.2 Precision Strip's audited combined balance sheets at June 30, 2003 and December 31, 2002 and audited combined statements of income, cash flows and shareholders' equity for the six months ended June 30, 2003 and year ended December 31, 2002 and notes thereto and Report of Independent Auditors.

      * Filed on July 15, 2003 with original Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RELIANCE STEEL & ALUMINUM CO.



Dated:  September 12, 2003                By:  /s/ David H. Hannah
                                               ---------------------------------
                                                  David H. Hannah
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

      2.1* Acquisition Agreement dated as of June 10, 2003 by and among the Registrant, RSAC Management Corp., Precision Strip, Inc., Precision Strip Transport, Inc., Precision Strip Kenton, Inc., Precision Strip Leasing, Inc., Precision Strip Kenton, Ltd., PSI Limited Partnership, John R. Eiting, individually and d/b/a J. E. Rentals, Marie Eiting, Patricia Eiting Chapa, Caroline M. Eiting and Katherine A. Eiting.

      2.2* Form of Note Purchase Agreement dated as of July 1, 2003 by and between the Registrant and each of the Purchasers listed on the Schedule attached thereto.

      10.1* Third Amendment to Credit Agreement dated as of July 1, 2003 by and among the Registrant, RSAC Management Corp., Bank of America, N.A. and the Lenders listed therein.

      10.2* Amendment No. 2 to Note Purchase Agreements dated November 1, 1996 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

      10.3* Amendment No. 1 to Note Purchase Agreements dated September 15, 1997 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

      10.4* Amendment No. 1 to Note Purchase Agreements dated October 15, 1998 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

      10.5* Security Agreement dated as of July 1, 2003 by and among the Registrant, its material corporate subsidiaries, as listed on the signature page, Bank of America N.A. and the Lenders under the Credit Agreement and the Purchasers under the separate and several Note Purchase Agreements, all as listed on the signature pages attached thereto.

      20.1*       Press release dated July 2, 2003

      99.1 Precision Strip's audited combined balance sheets at December 31, 2002 and 2001 and audited combined statements of income, cash flows and shareholders' equity for the years ended December 31, 2002 and 2001 and notes thereto and Report of Independent Auditors.

      99.2 Precision Strip's audited combined balance sheets at June 30, 2003 and December 31, 2002 and audited combined statements of income, cash flows and shareholders' equity for the six months ended June 30, 2003 and year ended December 31, 2002 and notes thereto and Report of Independent Auditors.

* Filed on July 15, 2003 with original Form 8-K.